UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                     January 31, 2006
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                     (571) 434-5400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On January 31, 2006, NeuStar, Inc. and the Cellular Telecommunications and Internet Association (the “CTIA”) entered into an amendment to the Common Short Code License Agreement, dated as of October 17, 2003 (the “CSC Agreement”), by and between the CTIA and NeuStar. Among other technical amendments, the amendment to the CSC Agreement authorized the use of 6-digit Common Short Codes, scheduled to commence in the Spring of 2006, in addition to the 5-digit Common Short Codes currently authorized in the CSC Agreement. The CSC Agreement was filed with the Securities and Exchange Commission as Exhibit 10.7 to NeuStar’s registration statement on Form S-1 (File No. 333-123635) filed on June 28, 2005.
Item 7.01. Regulation FD Disclosure
     On February 6, 2006, NeuStar, Inc. issued a press release announcing the amendment to the CSC Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 7.01.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

99.1	Press release of NeuStar, Inc. dated February 6, 2006.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc.
(Registrant)

Date: February 6, 2006	By:	/s/ Jeffrey E. Ganek

Name: Jeffrey E. Ganek
Title: Chairman and CEO

Exhibit Index

Exhibit
No.	Description of Exhibit

99.1	Press release of NeuStar, Inc. dated February 6, 2006.